UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

Continental Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12950 Worldgate Drive, Suite 700 Herndon, VA	20170

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:          (703) 480-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol (s)	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	CBPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Continental Building Products, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 12, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 12, 2019, by and among the Company, CertainTeed Gypsum and Ceilings USA, Inc., a Delaware corporation (“Parent”), Cupertino Merger Sub, Inc., a newly formed Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Compagnie de Saint-Gobain S.A., a société anonyme organized under the laws of France (“Guarantor”), which provided for Merger Sub to be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  On February 3, 2020, the Merger became effective and the Company and Parent took various other actions, as discussed further below.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the closing of the Merger, the aggregate amount outstanding under the Company’s Amended and Restated Credit Agreement, dated as of August 18, 2016 among the Company, Continental Building Products Operating Company, LLC, Continental Building Products Canada, Inc., the Lender Party thereto and Credit Suisse AG as Administrative Agent, as amended on February 21, 2017 and December 6, 2017 (as so amended, the “Credit Agreement”), was repaid in full and the Credit Agreement was terminated.

A description of the material terms of the Credit Agreement is set forth in Note 9. Debt, to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and such description is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 3, 2020, pursuant to the terms of the Merger Agreement, the Merger was effected, with Merger Sub being merged with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent.  A description of the consideration payable to holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and holders of awards granted under the Company’s equity compensation plan is set forth under the headings “The Merger Agreement—Consideration to be Received in the Merger,” “The Merger Agreement—Payment for the Common Stock,” “The Merger Agreement—Treatment of Options,” “The Merger Agreement—Treatment of RSUs,” “The Merger Agreement—Treatment of PRSUs” and “The Merger Agreement—Treatment of the ESPP” in the Company’s Definitive Proxy Statement filed with the SEC on December 30, 2019 (the “Proxy Statement”), and such descriptions are incorporated herein by reference.

The total purchase price paid by Parent in the acquisition was approximately $1.4 billion and was funded with an intercompany loan and capital contribution from Guarantor financed, in turn, by Guarantor’s available cash, short term borrowings and existing credit facilities.

The foregoing description, including the portions incorporated by reference herein, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information required by this Item 2.04 is set forth under Item 1.02 hereof and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on February 3, 2020, the Company submitted a written request to the New York Stock Exchange (“NYSE”) for the NYSE to cease trading of the Common Stock on the NYSE and to suspend the listing of the Common Stock, in each case prior to market open on February 3, 2020, and to file with the SEC an application on Form 25 to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification on Form 15 with respect to the Common Stock requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 (including the sections of the Proxy Statement listed therein) is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the effective time of the Merger, each issued and outstanding share of Common Stock was canceled and ceased to exist, and holders of Common Stock immediately prior to such effective time ceased to have any rights as stockholders of the Company (other than their right to receive $37.00 per share in cash pursuant to the Merger Agreement).  The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.02 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company became a wholly owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

The information set forth in Item 2.01, Item 3.01 and Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Other than James W. Bachmann, pursuant to the terms of the Merger Agreement, each of the directors of the Company as of immediately prior to the effective time of the Merger resigned from their positions as directors of the Company, effective as of the effective time of the Merger. In connection with the consummation of the Merger, Carmen A. Bodden and Mark A. Rayfield have been appointed by Parent as sole stockholder of the Company as directors of the Company to serve with Mr. Bachmann.

In addition, in connection with the consummation of the Merger, the following persons have been appointed as the officers of the Company, with each such officer to hold office until his or her successor is duly elected or appointed and qualified in accordance with applicable law or their earlier death, incapacitation, retirement, resignation or removal:

Mark A. Rayfield	President and Chief Executive Officer
James W. Bachmann	Vice President
Eric Placidet	Vice President and Chief Financial Officer
John J. Sweeney III	Vice President and Treasurer
Steven F. Messmer	Vice President - Tax
Najwa Khoury	Vice President - Marketing
Christopher Vockrodt	Vice President - Finance
David Briggs	Vice President - Sales
Bruce Major	Vice President - Operations
Michael Puleo	Secretary
Thomas Field	Assistant Secretary
Thomas Osborn	Assistant Secretary
Craig Smith	Assistant Secretary
Vincent DiNenna III	Assistant Treasurer
Donald J. Melroy	Assistant Treasurer

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the effective time of the Merger, the certificate of incorporation of the Company was amended and restated in its entirety.  In addition, in connection with the Merger, the bylaws of the Company have been amended and restated in their entirety.  The amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
2.1
Agreement and Plan of Merger (as it may be amended, supplemented, or otherwise modified in accordance with its terms), dated as of November 12, 2019, by and among the Company, CertainTeed Gypsum and Ceilings USA, Inc., Cupertino Merger Sub, Inc., and Compagnie de Saint-Gobain S.A (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 12, 2019).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on November 12, 2019 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

February 3, 2020	By:	/s/ James Bachmann
Date	Name:	James Bachmann
	Title:	Vice President